                                                                    EXHIBIT 99.1
WYANT CORPORATION LOGO


                                                               PRESS RELEASE 1/5
                                                                November 1, 2000
                                                           For immediate release

              WYANT CORPORATION RELEASES RESTATED FINANCIAL RESULTS

Bridgewater NJ: November 1, 2000 -- Wyant Corporation (NasdaqSC: "WYNT") announced today that it has completed the re-examination phase of its investigation into the accounting irregularities that were recently discovered at Wyant's wholly owned Tennessee subsidiary, IFC Disposables, Inc. On October 2, 2000, Wyant announced that it appeared that the financial results of IFC Disposables, and therefore Wyant, had been overstated in the period of January 1, 1997 through June 30, 2000, in the amount of approximately U.S. pre-tax $1.2 million, of which approximately U.S. pre-tax $427 thousand related to the period of January 1, 2000 through June 30, 2000.

     Also on October 2, 2000, Wyant announced that it was pursuing an intensive investigation into the circumstances surrounding and the extent of the accounting irregularities. The re-examination of IFC's books and records for the period in question has revealed that the estimated overstatement in its, and therefore Wyant's, financial results reported on October 2, 2000 was in fact accurate. Wyant's financial results for each of the years ended 1997, 1998 and 1999 and the six months ended June 30, 2000 and 1999 have been restated as follows:

                                                                    SIX MONTHS ENDED JUNE 30
                                                            (IN THOUSANDS EXCEPT PER SHARE AMOUNTS)
                                                          2000                                    1999
                                              -------------------------------       ---------------------------------
                                               AS REPORTED        AS RESTATED        AS REPORTED          AS RESTATED
                                               -----------        -----------        -----------          -----------
STATEMENTS OF OPERATIONS DATA:

Net sales                                           $39,536           $39,536            $38,826               $38,826
Gross profit                                         14,390            13,963             13,145                12,992
Income (loss) from continuing operations                900               618                 93                    (8)
Discontinued operations, net of income taxes              -                 -                974                   974
Net income                                              900               618              1,067                   966

PER COMMON SHARE:

BASIC
Income (loss) from continuing operations             $ 0.20            $ 0.12             $(0.03)              $ (0.05)
Discontinued operations                                   -                 -               0.27                  0.27
Net income                                             0.20              0.12               0.24                  0.22

                                                              PRESS RELEASE 2/5
                                                               November 1, 2000
                                                           For immediate release

                                                                    SIX MONTHS ENDED JUNE 30
                                                            (IN THOUSANDS EXCEPT PER SHARE AMOUNTS)
                                                          2000                                    1999
                                              -------------------------------       ---------------------------------
                                               AS REPORTED        AS RESTATED        AS REPORTED          AS RESTATED
                                               -----------        -----------        -----------          -----------
DILUTED
Income (loss) from continuing operations             $ 0.20            $ 0.12             $(0.03)              $ (0.05)
Discontinued operations                                   -                 -               0.25                  0.25
Net income                                             0.20              0.12               0.23                  0.22



                                                                    YEAR ENDED DECEMBER 31
                                                            (IN THOUSANDS EXCEPT PER SHARE AMOUNTS)
                                                          1999                                    1998
                                              -------------------------------       ---------------------------------
                                               AS REPORTED        AS RESTATED        AS REPORTED          AS RESTATED
                                               -----------        -----------        -----------          -----------
STATEMENTS OF OPERATIONS DATA:
Net sales                                           $78,851           $78,851            $67,124               $67,124
Gross profit                                         26,989            26,926             23,906                23,440
Income (loss) from continuing operations               (543)             (583)               554                   245
Discontinued operations, net of income taxes            722               722              1,021                 1,021
Net income                                              179               139              1,575                 1,266

PER COMMON SHARE:

BASIC
Income (loss) from continuing operations             $(0.25)           $(0.27)            $ 0.06                $(0.03)
Discontinued operations                                0.20              0.20               0.28                  0.28
Net income (loss)                                     (0.05)            (0.07)              0.34                  0.25

DILUTED
Income (loss) from continuing operations             $(0.25)           $(0.27)            $ 0.06                $(0.03)
Discontinued operations                                0.20              0.20               0.27                  0.27
Net income (loss)                                     (0.05)            (0.07)              0.33                  0.24


                                                               PRESS RELEASE 3/5
                                                                November 1, 2000
                                                           For immediate release

                                                  YEAR ENDED DECEMBER 31
                                         (IN THOUSANDS EXCEPT PER SHARE AMOUNTS)
                                                          1997
                                           ------------------------------------
                                                AS REPORTED       AS RESTATED
                                                -----------       -----------

STATEMENTS OF OPERATIONS DATA:

Net sales                                           $63,560           $63,560
Gross profit                                         23,869            23,664
Income from continuing operations
before extraordinary gain                               999               864
Discontinued operations, net of income taxes           (581)             (581)
Extraordinary gain, net of income taxes                  92                92
Net income                                              510               375

PER COMMON SHARE:
BASIC
Income from continuing operations
before extraordinary gain                            $ 0.22            $ 0.19
Discontinued operations                               (0.16)            (0.16)
Net income                                             0.09              0.05

DILUTED
Income from continuing operations
before extraordinary gain                            $ 0.22            $ 0.19
Discontinued operations                               (0.16)            (0.16)
Net income                                             0.09              0.05


                                                               PRESS RELEASE 4/5
                                                                November 1, 2000
                                                           For immediate release


     As a consequence of the accounting irregularities, IFC is in default of certain loan covenants related to its $1,000,000 secured revolving line of credit with Union Planters Bank (the "Bank"). By letter dated October 3, 2000, the Bank informed IFC that it was in default and that it would not demand repayment (at that time) of the loan principal then outstanding of approximately $365,000. Since October 3, 2000 IFC has maintained cash balances sufficient to cover all amounts owed to the Bank under the secured revolving line of credit and other amounts contingently due under a letter of credit issued on IFC's behalf. With the re-examination now complete, IFC expects to renegotiate the terms to the original secured revolving line of credit and to restore normal operating practices during the fourth quarter. In the meantime, management believes that operating cash flows, together with other sources of cash available will be sufficient to meet IFC's cash requirements.

     In addition to the restated financial results outlined above, Wyant announced that earnings for the quarter ended September 30, 2000 will be negatively affected by increases to reserves for doubtful accounts receivable and obsolete inventories in the amounts of approximately $145,000 and $300,000, respectively.

     Statements included in this press release which are not historical facts are forward looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 and the Securities Exchange Act of 1934. Such forward looking statements are made based upon management's expectations and beliefs concerning future events impacting Wyant and therefore involve a number of uncertainties and risks, including, but not limited to, those described in Wyant's Annual Report on Form 10-K for 1999 and other filings with the Securities and Exchange Commission. As a result, the actual results of operations or financial condition of Wyant could differ materially from those expressed or implied in such forward looking statements.

                                                               PRESS RELEASE 5/5
                                                                November 1, 2000
                                                           For immediate release


CORPORATE PROFILE

     Wyant Corporation is an integrated sanitation and facility maintenance supply company with extensive manufacturing, sales and distribution capabilities. It operates three manufacturing plants, including a sanitary paper products converting plant, a chemical manufacturing plant and a converting operation manufacturing disposable wiping products.

     Wyant's business is conducted in North America through two subsidiaries, Wood Wyant Inc. and IFC Disposables, Inc. The Company employs approximately 475 people in the United States and Canada.

CONTACT:

M. A. D'Amour              (514) 636-9926, ext. 2261 o        mdamour@wyantcorp.com
D.C. MacMartin             (514) 636-9926, ext. 2259 o      dmacmartin@wyantcorp.com

      DETAILED CORPORATE INFORMATION AND PRESS RELEASES CAN BE ACCESSED AT:

                                www.wyantcorp.com
                                                    ---------------------------
                                                     1170 U.S. Highway 22 East,
                                                                     Suite 203,
                                                     Bridgewater, N. J.   08807